Exhibit 99.1

U-MIND SPACE, INC.
COMMON STOCK PURCHASE AGREEMENT
This Common Stock Purchase Agreement (this "Agreement") is made as of November 1, 2017, by and among U-Mind Space, Inc., a Wyoming corporation (the "Company"), and Sehee Lee (the "Buyer"). The Company and the Buyer may each be referred to herein as a "Party" and collectively as the "Parties."
RECITALS

A.	The Buyer recently acquired a controlling interest in the Company from the prior owners, officers, and directors of the Company.
B.	The Buyer seeks to provide working capital to the Company.
C.	In exchange for the infusion of capital, the Company agrees to issue shares of its common stock to the Buyer or its designees, pursuant to the terms of this Agreement.
D.	The Company desires to sell to the Buyer the Shares pursuant to the terms of this Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto agree as follows:
ARTICLE I

Authorization, Sale and Issuance of Common Stock
1.1 Authorization.  The Company is authorized to issue up to 250,000,000 shares of its Common Stock.
1.2 Sale and Issuance of Shares.  Subject to the terms and conditions of this Agreement, the Buyer agrees to purchase, and the Company agrees to sell and issue to the Buyer or its assigns, the number of Shares set forth in the column designated "Number of Common Shares" opposite the name of the Buyer or its designees set forth in Exhibit A hereto, for the purchase price (the "Purchase Price") set forth below.
1.4 Purchase Price; Cash Infusion. The total consideration for the Shares (the "Purchase Price") shall consist of the cash payment, to be paid by the Buyer as follows:

(a)  One Hundred Thousand Dollars ($100,000), Fifty Thousand ($50,000) of which was paid previously, and Fifty Thousand ($50,000) of which is payable not later than November 10, 2017.
1.4 At the Closing (defined below), subject to the terms and conditions of this Agreement,
(a)  The Company shall issue to the Buyer and his assigns, as set forth on Exhibit A hereto, the Shares in the names and numbers as set forth on Exhibit A, free and clear of any encumbrances (other than restrictions on transfer imposed by applicable securities laws).
(b)  Against receipt of the Shares, the Buyer agrees to pay to the Company the $100,000 portion of the Purchase Price as set forth above.

ARTICLE II

Closing Dates and Delivery
2.1 Closing.
(a)  The Closing of the purchase of the Shares by the Buyer (the "Closing") shall take place at 10:00 a.m. local time on the date hereof, at the offices of the Company, or such other date as place and the Company and Buyer shall agree.
(b) The Buyer understands, acknowledges, and agrees as follows:
(a)	The Company is a publicly reporting company, and to this point has had no business or operations.
2.2 Delivery.  Within ten (10) business days of the Closing, the Company will deliver to Buyer or his assigns a certificate or certificates registered in the name of the Buyer or his assigns representing the number of Shares that the Buyer or such assignee is to receive pursuant to this Agreement.

ARTICLE III

Representations and Warranties of the Company
Except as set forth herein, the Company hereby represents and warrants to the Buyer as follows:
3.1 Organization, Good Standing and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Wyoming.  The Company has the requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted, to execute and deliver the Agreement, to issue and sell the Shares, and to perform its obligations pursuant to the Agreements and the Certificate of Incorporation (the "Certificate").  The Company is presently qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified could reasonably be expected to have a material adverse effect on the Company's assets, liabilities, results of operations, condition (financial or otherwise), property, prospects or business (a "Material Adverse Effect").
3.2 Subsidiaries.  The Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability company, association or other business entity.
(a) Capitalization.
(a) Immediately prior to the Closing, the authorized capital stock of the Company will consist of 250,000,000 shares of Common Stock, of which 3,999,991 shares are issued and outstanding, and 5,000,000 shares of Preferred Stock, none of which are issued and outstanding.  The Common Stock shall have the rights, preferences, privileges and restrictions set forth in the Certificate.

(b) The Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable.  The Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Buyer.  Except as set forth in the Agreements, the Shares are not subject to any preemptive rights or rights of first refusal.
3.4 Authorization.  All corporate action on the part of the Company and its directors, officers and shareholders necessary for the authorization, execution and delivery of the Agreements by the Company, the authorization, sale, issuance and delivery of the Shares, and the performance of all of the Company's obligations under the Agreements has been taken or will be taken prior to the Closing.  The Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity.
ARTICLE IV

Representations and Warranties of the Buyer
The Buyer hereby represents and warrants to the Company as follows:
4.1 No Registration.  The Buyer understands that the resale of the Shares has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Buyer's representations as expressed herein or otherwise made pursuant hereto.
4.2 Investment Intent.  The Buyer is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and that the Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Buyer further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to any of the Shares.
4.3 Investment Experience.  The Buyer has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and acknowledges that the Buyer can protect its own interests.  The Buyer has such knowledge and experience in financial and business matters so that the Buyer is capable of evaluating the merits and risks of its investment in the Company.
4.4 Speculative Nature of Investment.  The Buyer understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks.  The Buyer can bear the economic risk of the Buyer's investment and is able, without impairing the Buyer's financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the Buyer's investment.
4.5 Access to Data.  The Buyer has had an opportunity to ask questions of, and receive answers from, the officers of the Company concerning the Agreements, the exhibits and schedules attached hereto and thereto and the transactions contemplated by the Agreements, as well as the Company's business, management and financial affairs, which questions were answered to its satisfaction.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Article III of this Agreement or the right of the Buyer to rely thereon.

4.6 Accredited Investor.  The Buyer is an Accredited Investor.
(a) By initialing at the end of this subsection (a), the Buyer represents and warrants that the Buyer is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.
 (Initial if Accredited Investor)
4.7 Residency.  The residency of the Buyer (or, in the case of a partnership or corporation, such entity's principal place of business) is correctly set forth on the signature page hereto.
4.8 Rule 144.  The Buyer acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.  The Buyer is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than six months after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.  The Buyer understands that the current public information referred to above is not now available and the Company has no present plans to make such information available.  The Buyer acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Buyer wishes to sell the Shares or the Conversion Shares, and that, in such event, the Buyer may be precluded from selling such securities under Rule 144, even if the other requirements of Rule 144 have been satisfied.  The Buyer acknowledges that, in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Shares or the underlying Common Stock.  The Buyer understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.
4.9 No Public Market.  The Buyer understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.
4.10 Authorization.
(a)  The Buyer has all requisite power and authority to execute and deliver this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

(b)  The Agreements, when executed and delivered by the Buyer, will constitute valid and legally binding obligations of the Buyer, enforceable in accordance with their terms except: (i)  as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.
(c)  No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Buyer in connection with the execution and delivery of the Agreements by the Buyer or the performance of the Buyer's obligations hereunder or thereunder.
4.11 Brokers or Finders.  The Buyer has not engaged any brokers, finders or agents, and neither the Company nor any other Buyer has, nor will, incur, directly or indirectly, as a result of any action taken by the Buyer, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreements.
4.12 Legends.  The Buyer understands and agrees that the certificates evidencing the Shares or the Conversion Shares, or any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required by applicable state securities laws):
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."
ARTICLE V

Miscellaneous
5.1 Amendment.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Buyer.  Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted or exchanged or for which such securities have been exercised) and each future holder of all such securities.  The Buyer acknowledges that by the operation of this paragraph, the holders of a majority of the Common Stock issued or issuable upon conversion of the Shares issued pursuant to this Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144) will have the right and power to diminish or eliminate all rights of the Buyer under this Agreement.
5.2 Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand or by messenger addressed:
(a)  if to Buyer, at the Buyer's address, facsimile number or electronic mail address as shown in the Company's records, as may be updated in accordance with the provisions hereof;

(b)  if to any other holder of any Shares, at such address, facsimile number or electronic mail address as shown in the Company's records, or, until any such holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address, facsimile number or electronic mail address of the last holder of such Shares for which the Company has contact information in its records; or
(c)  if to the Company, one copy should be sent to 99 South Almaden Blvd. Suite 600, San Jose, CA 95113, or to such other address as the Company shall have furnished to the Buyer, with a copy to C. Parkinson Lloyd, Kirton McConkie P.C., 50 E. South Temple, Suite 400, Salt Lake City, Utah 84111.
With respect to any notice given by the Company under any provision of the Wyoming Statutes or the Company's charter or bylaws, Buyer agrees that such notice may be given by facsimile or by electronic mail.
Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid or, if sent by facsimile, upon confirmation of facsimile transfer or, if sent by electronic mail, upon confirmation of delivery when directed to the electronic mail address set forth on the signature page hereto. In the event of any conflict between the Company's books and records and this Agreement or any notice delivered hereunder, the Company's books and records will control absent fraud or error.
5.3 Governing Law.  This Agreement shall be governed in all respects by the internal laws of the State of California, without regard to principles of conflicts of law.
5.4 Expenses.  The Company and the Buyer shall each pay their own expenses in connection with the transactions contemplated by this Agreement.
5.5 Survival.  The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby for three years from the date of the Closing.
5.6 Entire Agreement.  This Agreement, including the exhibits attached hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.  No party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.
5.7 Jurisdiction; Venue.  With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Los Angeles County in the State of California (or in the event of exclusive federal jurisdiction, the courts of the District of California).
5.8 Further Assurances.  Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.
5.9 Attorney's Fees.  In the event that any suit or action is instituted to enforce any provisions in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, all fees, costs and expenses of appeals.
[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

BUYER:		COMPANY:
Sehee Lee		U-Mind Space, Inc.

	/s/ Sehee Lee	By:	/s/ Jae Yoon Chung

Name:	Sehee Lee	Its:	President, Chief Executive Officer

Date:	11/1/17	Name:	Jae Yoon Chung

Exhibit A
NAME OF SHAREHOLDER	NUMBER OF SHARES TO BE ISSUED

Sehee Lee	117,330,975

Victor Hyunjoon Park	69,669,025

Junsik Lim	10,000,000

Mike Dohyung Kim	2,000,000

Jae Yoon Chung	1,000,000

TOTALS	200,000,000